Exhibit 10.25

BIOHITECH GLOBAL, INC.

INVESTOR SUBSCRIPTION AGREEMENT (the “Subscription Agreement”) between BIOHITECH GLOBAL, INC., a Delaware corporation (the “Company”) and the person or persons executing this Agreement on the execution page hereof (the “Subscriber”). All documents mentioned herein are incorporated by reference.

1. Description of the Offering. This Subscription Agreement is for an offering (the “Offering”) of units (each a “Unit” and collectively, the “Units”), with each Unit consisting of: (i) 1,000 shares of Series D Convertible Preferred Stock (the “Series D Preferred”), and (ii) one five-year warrant (each a “Warrant” and collectively, the “Warrants”) to purchase up to such number of shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), equal to 50% of the number of shares of Common Stock issuable upon conversion of each share of Series D Preferred, at an exercise price of $3.50 per share of Common Stock. Each share of Series D Preferred shall have a stated value of $100.00, as adjusted for stock dividends, combinations, splits and certain other events. Each share of Series D Preferred and each Warrant shall have the rights, preferences, privileges and restrictions set forth in the Offering Materials (as defined below).

The Offering is a “best efforts” offering with no minimum offering amount and the maximum number of Units to be sold pursuant to the Offering is 16 Units, for an aggregate offering of $1,600,000 (the “Maximum Offering”). The Company reserves the right to increase the size of the Offering by an additional four Units or $400,000 without notice to subscribers or investors. The Company is offering the Units on a “best efforts” basis. The minimum subscription amount the Company will accept is $100,000, however, the Company reserves the right, in its sole discretion, to accept fractional subscriptions.

The Company may engage the services of a non-exclusive placement agent or agents. It is anticipated that of so engaged, the Company may paid cash fees on funds that the placement agent(s) actually raise for the sale of the Units of commissions equal to approximately ten percent (10%).

The Offering is being made solely to accredited investors who qualify as accredited investors pursuant to the suitability standards for investors described under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and who have no need for liquidity in their investments. Prior to this Offering there was only a limited public market for the Units and no assurance can be given that a market will develop, or if developed, that it will be maintained so that any subscribers in this Offering may avail any benefit from the same.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

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2. Other Terms of the Offering; Acceptance of Subscription. The Offering is for a minimum subscription of $100,000 and is being made solely to accredited investors who qualify as accredited investors pursuant to the suitability standards for investors described under Regulation D of the Securities Act and who have no need for liquidity in their investments. The execution of this Subscription Agreement shall constitute an offer by the Subscriber to subscribe for the Units in the amount and on the terms specified herein. The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to the Subscriber. The Subscriber understands and agrees that pursuant to Rule 506(c) of Regulation D promulgated under the Securities Act, the Company needs to take reasonable steps to verify that the Subscribers are accredited investors directly or by a third party service and, in its sole discretion, may (i) reject the subscription of any Subscriber, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering. The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

3. Subscription Procedures. To subscribe, the Subscriber must send a completed and executed copy of each this Subscription Agreement and the Subscriber Questionnaire  to:

BioHiTech Global, Inc.

Attention: Brian C. Essman, CFO

80 Red Schoolhouse Road

Suite 101

Chestnut Ridge, New York 10972

along with, either

•	payment of the Subscriber’s subscribed amount by wire transfer as follows:

Comerica Bank

ABA No: __________

SWIFT No: __________

For the benefit of:

Account Name: BioHiTech Global, Inc.

Account No: ________________

Memo: BHTG Units of Sr D PS and Warrants

or

•	payment of the Subscriber’s subscribed amount by check payable to “BioHiTech Global, Inc.”

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4. Representations and Warranties.

The Subscriber hereby represents and warrants to, and agrees with, the Company as follows:

(a) The Subscriber is either (i) an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and as set forth in Exhibit A-1 attached hereto and made a part hereof, or (ii) outside the United States when receiving and executing this Subscription Agreement and the Subscriber is not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act and as set forth in Exhibit A-2 attached hereto and made a part hereof;.

(b) The Subscriber is a “sophisticated investor” as that term is defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

(c) For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber’s investment in the Company will not exceed 10% of such subscriber’s net worth (or joint net worth with his or her spouse). If the subscriber is a Massachusetts resident, such subscriber’s investment in the Company will not exceed 25% of such subscriber’s joint net worth with such subscriber’s spouse (exclusive of principal residence and its furnishings).

(d) If a natural person, the Subscriber is a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the Subscriber’s home address, at least 21 years of age, and legally competent to execute this Agreement. If an entity, the Subscriber has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the Subscriber is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms.

(e) The Subscriber recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (a) the Company remains an early stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Units is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends on its Common Stock since its inception and does not anticipate paying any dividends in the foreseeable future; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Units.

(f) The Subscriber hereby acknowledges receipt and careful review of this Agreement and any documents which may have been made available upon request as reflected therein (collectively referred to as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering. The Subscriber has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

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(g) The Subscriber (or the Subscriber’s representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the Subscriber in connection with this transaction, and the Subscriber’s investment in the Company hereunder is not material when compared to the Subscriber’s total financial capacity.

(h) The Subscriber understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(i) The Subscriber acknowledges that there has been limited trading in the Company’s common stock and there can be no assurance that an active trading market in the Company’s common stock will either develop or be maintained and that the Subscriber may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(j) The Subscriber has been advised by the Company that none of the Units have been registered under the Securities Act, that the Units will be issued on the basis of the statutory exemption provided by Rule 506(c) of the Securities Act or Regulation D promulgated thereunder or Regulation S promulgated under the Securities Act, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company’s reliance thereon is based in part upon the representations made by the Subscriber in this Agreement.

(k) The Subscriber acknowledges that the Subscriber has been informed by the Company of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Units. In particular, the Subscriber agrees that no sale, assignment or transfer of any of the Units shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Units is registered under the Securities Act, it being understood that the Units are not currently registered for sale and that the Company has no obligation or intention to so register the Units, except as contemplated by the terms of this Agreement or (ii) such Units are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Units), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. The Subscriber further understands that an opinion of counsel and other documents may be required to transfer the Units.

(l) The Subscriber acknowledges that the Units shall be subject to a stop transfer order and the certificate or certificates evidencing any Units shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Units and such other legends as may be required by state blue sky laws:

For U.S. Persons:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND MAY BE MADE ONLY IN ACCORDANCE WITH THE TERMS OF A SUBSCRIPTION AGREEMENT DATED APRIL __, 2019.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND MAY BE MADE ONLY IN ACCORDANCE WITH THE TERMS OF A SUBSCRIPTION AGREEMENT DATED APRIL __, 2019.

(m) The Subscriber will acquire the Units for the Subscriber’s own account (or for the joint account of the Subscriber and the Subscriber’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

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(n) No representation, guarantee or warranty has been made to the Subscriber by any broker, the Company, any of the officers, directors, stockholders, employees or agents of either of them, or any other persons, whether expressly or by implication, that: (I) the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Subscriber’s investment in the Company; or (II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Units or of the Company's activities.

(o) In making the decision to invest in the Units the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Units other than the Offering Materials.

(p) The Subscriber is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the Subscriber had a pre-existing relationship in connection with investments in securities generally.

(q) The Subscriber is not relying on the Company with respect to the tax and other economic considerations of an investment.

(r) The Subscriber acknowledges that the representations, warranties and agreements made by the Subscriber herein shall survive the execution and delivery of this Agreement and the purchase of the Units.

(s) The Subscriber has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Units and has not relied on the Offering Materials or the Company, its officers, directors or professional advisors for advice as to such consequences.

(t) If the Subscriber is a non-U.S. Person, the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units or the securities underlying the Units; provided, however, that the Subscriber may sell or otherwise dispose of the Units or the securities underlying the Units pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(u) If the Subscriber is a non-U.S. Person, the Subscriber acknowledges that the statutory and regulatory basis for the exemption from U.S registration requirements claimed for the offer of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act or any applicable state or provincial securities laws;

5. Indemnification.

The Subscriber understands the meaning and legal consequences of the representations and warranties contained in Section 4, and agrees to indemnify and hold harmless the Company and each, officer, director, shareholder, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Subscriber, contained in this Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

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6. Provisions of Certain State Laws.

IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

7. Additional Information.

The Subscriber hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information, as they may deem appropriate, with regard to the suitability of the Subscriber.

8. Risk Factors.

The Company is in the early stage of development of the Company and is therefore subject to risks and uncertainties. The occurrence of any one or more of these risks or uncertainties could have a material adverse effect on the value of any investment in the Company and the business, prospects, financial position, financial condition or operating results of the Company. Investors should carefully consider these risk factors, together with all of the other information about the Company available in its filings with the Securities and Exchange Commission (https://www.sec.gov/) which are hereby incorporated by reference. Investors are encourage to review the risk factors in the most current 10K filing at https://www.sec.gov/cgi-bin/browse-edgar?company=biohitech&match=&filenum=&State=&Country=&SIC=&myowner=exclude&action=getcompany.

9. Miscellaneous.

(a)       Irrevocability; Binding Effect. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable, subject to applicable state securities laws, that the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber thereunder, and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

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(b)       Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

(c)       Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

(d)      Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

(e)       Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

(f)       Severability. Each provision of this Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

(g)      Assignability. This Agreement is not transferable or assignable by the Subscriber.

(h)      Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles, as applied to residents of that State executing contracts wholly to be performed in that State.

(i)        Choice of Jurisdiction. The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Agreement, any breach hereof or any transaction covered hereby shall be resolved within the State of New York. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the County of New York, New York.

(Remainder of page intentionally left blank.)

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IN WITNESS THEREOF, the Subscriber exercises and agrees to be bound by this Agreement by executing the Signature Page attached hereto on the date therein indicated.

SUBSCRIPTION AGREEMENT - SIGNATURE PAGE

By executing this Signature Page, the Subscriber hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the Subscriber to purchase Units in the Company.

The Subscriber hereby offers to purchase [__________] Units at $100,000.00 per Unit for an aggregate investment of $_______________.

Type of ownership:	____________ Individual	____________ Joint Tenants
	____________ Tenants by the Entirety	____________ Tenants in Common
	____________ Subscribing as Corporation or Partnership	____________ Other

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement this ___ day of ______________, 2019.

Exact Name in which Units are to be Registered	Exact Name in which Units are to be Registered

Signature	Signature

Print Name	Print Name

Tax/Passport/ID Number	Tax/Passport/ID Number

Mailing Address	Mailing Address

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Residence Phone Number	Residence Phone Number

Work Phone Number	Work Phone Number

E-Mail Address	E-Mail Address

BioHiTech Global, Inc. hereby accepts the subscription of [__________] Units as of the ___ day of __________, 2019.

BioHiTech Global, Inc.

By:
Name:
Title:

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EXHIBIT A-1 - ACCREDITED INVESTOR PAGE FOR U.S. PURCHASERS

The undersigned Subscriber is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act by virtue of being (initial all applicable responses):

A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,

A business development company as defined in the Investment Company Act of 1940,

A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,

An insurance company as defined in Section 2(13) of the Securities Act,

An investment company registered under the Investment Company Act of 1940,

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,

A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000. For purposes of this Exhibit A-1, “net worth” means the excess of total assets at fair market value over total liabilities. For purposes of calculating net worth under this section, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this questionnaire, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

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A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years, and has a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this Exhibit A-1, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above. (Note: additional documentation may be requested).

Name of Subscriber (Print)	Name of Joint Subscriber (if any) (Print)

Signature of Subscriber	Signature of Joint Subscriber (if any)

Capacity of Signatory (for entities)	Date

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EXHIBIT A-2 - REGULATION S PAGE

FOR NON-U.S. SUBSCRIBERS

The undersigned Subscriber (a “Reg S Person”) is not a U.S. Person as defined in Section 902 of Regulation S promulgated under the Securities Act, and hereby represents that the representations in paragraphs (1) through (9) are true and correct with respect to such Reg S Person.

(1)	Such Reg S Person acknowledges and warrants that (i) the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S and herein, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(2)	Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the Closing, unless such Securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(3)	Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of Securities not made in accordance with applicable U.S. securities laws.

(4)	Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities. Such Reg S Person is purchasing the Securities as principal for its own account, for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other Subscriber and has no plans to enter into any such agreement or arrangement.

(5)	Such Reg S Person is not an Affiliate of the Company nor is any Affiliate of such Reg S Person an Affiliate of the Company. An “Affiliate” is an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (each of the foregoing, a “Person”) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Reg S Person, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Reg S Person will be deemed to be an Affiliate of such Reg S Person.

(6)	Such Reg S Person understands that the Securities have not been registered under the Securities Act or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(7)	Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

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(8)	Such Reg S Person represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the offering of the Securities, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Reg S person’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the jurisdiction of its residence.

(9)	Such Reg S Person makes the representations, declarations and warranties as contained in this Exhibit A-2 with the intent that the same shall be relied upon by the Company in determining its suitability as a Subscriber of such Securities.

Name of Subscriber (Print)	Name of Joint Subscriber (if any) (Print)

Signature of Subscriber	Signature of Joint Subscriber (if any)

Capacity of Signatory (for entities)	Date

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